Exhibit 21.1

      List of Subsidiaries of Strategy International Insurance Group, Inc.

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
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                          Name of Entity                                            State of Incorporation
                                                                                       or Organization
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
Strategy Resort Financing Inc.                                       Florida
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Strategy Asset Financing Inc.                                        New Jersey
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Strategy Holding Company Limited                                     Barbados
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Strategy Energy Corporation                                          Province of Ontario, Canada
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Strategy Investments, LLC                                            Florida
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Strategy Insurance Limited                                           Barbados
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Strategy Real Estate Investments, Ltd.                               Province of Ontario, Canada
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Strategy Insurance (Canada) Limited                                  Province of Ontario, Canada
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Strategy Underwriting Agency Limited                                 UK
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AACQ                                                                 Florida
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Strategy Senior Life Investments Company, Ltd.                       Barbados
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ForestRe Holdings Limited                                            UK
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